*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the			B A R C O D E
Shareholder Meeting to Be Held on November 07, 2013

Meeting Information

UROLOGIX, INC.		Meeting Type: Annual Meeting
For holders as of: September 19, 2013
Date: November 07, 2013 Time: 4:00 PM CST
	Location:	Sheraton Minneapolis West
12201 Ridgedale Drive
BROKER LOGO HERE		Minnetonka, MN 55305

You are receiving this communication because you hold shares in the above named company.
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This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement

How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 24, 2013 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX available and follow the instructions.	Internal Use Only

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting items
The Board of Directors recommends that you
vote FOR the following:

1.	Election of Directors
Nominees
01	Christopher R. Barys* 02 Gregory J. Fluet**

The Board of Directors recommends you vote FOR the following proposal(s):

2	Approval of an increase in authorized common stock.

3	Advisory vote to approve named executive compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4	Advisory vote on frequency of future executive compensation advisory votes.

The Board of Directors recommends you vote FOR the following proposal(s):

5	Ratification of the appointment of Baker Tilly Virchow Krause LLP as the independent registered public accounting firm for Urologix, Inc. for the fiscal year ending June 30, 2014.

NOTE:	Such other business as may properly come before the meeting or any adjournment thereof. *Election for a three year term. **Election for a two year term.

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only

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